UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 15, 2020

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152	Forest City	Iowa		50436
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   641-585-3535
 ______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Winnebago Industries, Inc. ("the Company") held its annual meeting of shareholders (the “Annual Meeting”) on December 15, 2020. At the Annual Meeting, the Company's shareholders were asked to vote on the following proposals: (1) the election of three Class III directors, (2) the advisory approval of executive compensation, (3) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for the fiscal year ending August 28, 2021, and (4) the amendment of the Company's Articles of Incorporation to increase the authorized Common Stock. The results of the shareholder vote are set forth below.

Item 1 - Election of Directors.

Company shareholders elected the following nominees: Sara E. Armbruster, William C. Fisher and Michael J. Happe as Class III directors to hold office until the annual meeting of shareholders to be held following the Company's Fiscal 2023 or until their respective successors are duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sara E. Armbruster	22,640,845	1,627,721	4,474,865
William C. Fisher	22,109,770	2,158,796	4,474,865
Michael J. Happe	22,617,177	1,651,389	4,474,865

Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).

Company shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables, and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,792,117	419,057	57,392	4,474,865

Item 3 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 28, 2021.

Company shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending August 28, 2021, as set forth below:

Votes For	Votes Against	Abstentions
28,008,369	705,180	29,882

Item 4 - Amendment of Articles of Incorporation

Company shareholders approved an amendment to the Company's Articles of Incorporation to increase the authorized common stock, as set forth below:

Votes For	Votes Against	Abstentions
25,767,269	2,871,790	104,372

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	December 18, 2020	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President, General Counsel, Secretary and Corporate Responsibility